Note 4 - Property and Equipment, Net	12 Months Ended
Oct. 31, 2014
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
(4)	Property and Equipment, Net

Property and equipment, net as of October 31, 2014 and 2013 consists of the following:

	October 31,
	2014	2013
Land	$3,144,068	$3,144,068
Building and improvements	8,120,110	7,990,110
Machinery and equipment	23,664,060	22,217,244
Furniture and fixtures	957,032	950,640
Construction in progress	493,876	251,727
Total property and equipment, at cost	36,379,146	34,553,789
Less accumulated amortization and depreciation	(23,265,701)	(21,726,591)
Property and equipment, net	$13,113,445	$12,827,198

As of October 31, 2014, the Company has committed $2.8 million for new manufacturing equipment at its fiber optic cable production facility.